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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 30, 2007



                                  ORBCOMM Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                    001-33118                 41-2118289
State or Other Jurisdiction        (Commission             (I.R.S. Employer
   of Incorporation)               File Number)            Identification No.)



                         2115 Linwood Avenue, Suite 100
                           Fort Lee, New Jersey 07024
               (Address of principal executive offices) (Zip code)



                                 (201) 363-4900
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On January 30, 2007, ORBCOMM Inc. (the "Company") sent Quake Global, Inc. ("Quake") a notice that the Subscriber Communicator Manufacturing Agreement between the parties was terminated effective immediately due to Quake's failure to pay past due royalty fees. In December 2006, the Company sent a notice of default to Quake for its failure to pay such royalty fees. Quake was one of three active manufacturers of subscriber communicators for use on the ORBCOMM communication system, together with the Company's Stellar Satellite Communications Ltd. subsidiary and MobiApps, Inc. The Company has initiated discussions with other potential manufacturers to manufacture subscriber communicators for use on the ORBCOMM Communication System.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ORBCOMM Inc.




                               By   /S/  ROBERT G. COSTANTINI
                                    -------------------------------------------
                                    Name:  Robert G. Costantini
                                    Title: Executive Vice President and Chief
                                            Financial Officer


Date:  February 5, 2007





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